Supplement to the
Fidelity® Select Portfolios®
Transportation Portfolio
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Matthew Moulis (Co-Portfolio Manager) has managed the fund since 2012.
Ali Khan (Co-Portfolio Manager) has managed the fund since 2025.
It is expected that on or about June 30, 2025, Mr. Moulis will transition off the fund, and Mr. Khan will assume sole portfolio manager responsibilities.
TRN-SUSTK-0225-103 1.9886550.103	February 7, 2025